SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               June 28, 2000
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                    (Date of earliest event reported)



                         Pittsburgh Financial Corp.
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          (Exact name of registrant as specified in its charter)


Pennsylvania                       0-27522                        25-1772349
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(State or other jurisdiction     (Commission               (IRS Employer
       of incorporation)          File Number)             Identification No.)



225 Ross Street, Pittsburgh, Pennsylvania                             15219
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(Address of principal executive offices)                           (Zip Code)


                               (412) 227-1945
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            (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)




ITEM 5.  OTHER EVENTS

     Pittsburgh Financial Corporation (the "Company") is a registered bank holding company that holds all of the issued and outstanding shares of Pittsburgh Savings Bank (dba BankPittsburgh) (the "Bank"). As a Pennsylvania-chartered savings bank the deposits of which are insured by the Federal
Deposit Insurance Corporation ("FDIC"), the Bank is subject to the supervision, examination and regulation of the Pennsylvania Department of Banking (the "Department") and the FDIC (collectively, the Department and the FDIC are referred to herein as the "Regulators"). The Regulators have recently completed an examination of the Bank pursuant to which the Regulators found certain risk management practices of the Bank were deficient and resulted in less than satisfactory liquidity and interest rate risk positions. Although the Regulators also concluded that capital and earnings were adequate and that asset quality had improved and was considered strong, the Regulators determined that the Bank should enter into a Memorandum of Understanding ("MOU") with the Regulators in order to ensure that the Bank takes appropriate steps to improve its liquidity and interest rate risk management position. On June 28, 2000, the Bank's Board of Directors entered into an MOU with the Regulators that requires the Bank to initiate various procedures to improve its funds management and interest rate risk management practices.

     The MOU requires that the Bank implement the policies and take the various actions discussed in this paragraph within 60 days of June 28, 2000. Among the actions required by the MOU is the development by the Bank of a funding plan (the "Funding Plan") to establish objectives to improve the Bank's liquidity and funds management practices. The Funding Plan will include, at a minimum, strategies to: (1) reduce dependence on short-term borrowings; (2) improve liquidity levels; (3) improve the level of core deposits; and (4) reduce the level of pledged assets. The MOU requires the Bank to submit the Funding Plan to the Regulators for their approval. Until the Funding Plan receives regulatory approval, the Bank's asset growth is limited to growth that can be funded through internal sources or core deposit growth. Pursuant to the MOU, the Bank also has agreed to revise its Contingency Liquidity Policy to include all realistic available options to the Bank in the event of liquidity problems and a detailed description of the steps that would be taken under each option to access funds. The Bank will also (1) ensure that adequate personnel are in place to measure, monitor and control levels of interest rate risk; (2) improve interest rate risk and liquidity monitoring tools; and (3) institute a system of internal, independent review of reports prepared for the Bank's board of directors and its committees. Quarterly reports will be submitted by the Bank to the Regulators describing the actions taken to ensure compliance with the MOU.

     The Bank has already begun to take various actions to implement the requirements of the MOU. It believes that the adoption of new policies, the revisions to existing policies and procedures and the implementation of the other changes required by the MOU will improve the Bank's funds management and risk management practices.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PITTSBURGH FINANCIAL CORP.




Date:  June 30, 2000               By:  /s/ J. Ardie Dillen
                                      --------------------------------
                                      J. Ardie Dillen
                                      Chairman of the Board, President and
                                        Chief Executive Officer


























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